AXP(R)
                                                                   International
                                                                            Fund
                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) compass

AXP International Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A World of Opportunity

There's a new recognition among investors that the stock market extends beyond Wall Street. Opportunity abounds in other markets, from Tokyo, London and Frankfurt to Singapore, Mexico and Hong Kong. Ignoring these opportunities may mean missing out on tremendous world economic growth in the years ahead. AXP International Fund focuses on finding the markets that offer the greatest current potential to investors. With about two-thirds of the world's stock market value currently based outside of the United States, American investors now have an even greater opportunity to diversify their portfolios beyond our boundaries.

Table of Contents

2001 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

From the Portfolio Managers                         3

Fund Facts                                          5

The 10 Largest Holdings                             6

Making the Most of the Fund                         7

The Fund's Long-term Performance                    8

Board Members and Officers                          9

Independent Auditors' Report                       11

Financial Statements                               12

Notes to Financial Statements                      15

Investments in Securities                          22

Federal Income Tax Information                     25

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2 AXP INTERNATIONAL FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Gavin Corr
Gavin Corr
Portfolio manager

From the Portfolio Managers

A slumping economy and a steep stock-market downturn in the U.S. reverberated around the globe, driving down share prices in major foreign markets as well for most of the past 12 months. For AXP International Fund's Class A shares, the result was a loss of 35.71% (excluding the sales charge) for the fiscal year -- November 2000 through October 2001. This compares with a loss of 24.68% for the Morgan Stanley Capital International EAFE Index, an unmanaged group of stocks used to measure the performance of mutual funds such as this.

The pattern for the period was set at the start, as markets stumbled badly in November 2000, then stabilized for a time. That basic scenario was repeated three more times over the rest of the period, with stocks falling to ever-lower levels on each occasion, the final drop being driven by September's terrorist attack in the U.S.

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3 AXP INTERNATIONAL FUND -- ANNUAL REPORT

(picture of) Mark Fawcett
Mark Fawcett
Portfolio manager

(picture of) Richard A. Leadem
Richard A. Leadem
Portfolio manager

TECH TROUBLES

While stocks in nearly all business sectors were affected, those of technology/telecommunications companies were under the most extreme pressure, as investors turned increasingly negative on the companies' ability to generate profits in a weakening global economic environment. It was not uncommon to find formerly high-flying tech stocks down in the 50% to 90% range during the period. Although tech was not a major area of investment for the Fund, the dramatic decline in that sector clearly took a toll on performance.

Also playing a key role in the Fund's results was an ill-timed decision to build up our position in U.S. stocks in the first six months of 2001 to take advantage of what we thought would be a U.S.-led global economic recovery before year-end. In fact, the U.S. economy worsened, penalizing stocks and, in turn, the Fund.

In Europe, where the bulk of the portfolio was invested, the pressure on stocks stemming from the economic and corporate profit weakness was exacerbated by central banks' reluctance to substantially cut interest rates, effectively delaying economic and profit recovery. Compounding the problem late in the period was our decision to increase holdings among economically sensitive stocks, which were subsequently hurt when the economic slowdown dragged on. Apart from those market developments, a drop in the value of the euro versus the U.S. dollar further reduced returns from European investments.

The news was no better in Japan, where the economy continued to spin its wheels and there was little progress on long-needed economic reforms. Aside from a brief rally last spring, Japanese stocks followed the U.S. and Europe down.

The most notable change to the portfolio came late in the period, when we eliminated all U.S. stocks to re-position the Fund as a purely international (non-U.S.) investment vehicle. Also, after September 11, we began adding some attractively priced European stocks in more economically sensitive sectors such as hotels, autos, technology and media. In Japan, we continued to reduce holdings, as near-term prospects for a sustained upturn still appear limited.

Gavin Corr

Mark Fawcett

Richard A. Leadem

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4 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                    $ 5.96
Oct. 31, 2000                                                    $11.17
Decrease                                                         $ 5.21

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 1.76
Total distributions                                              $ 1.76
Total return*                                                   -35.71%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                    $ 5.83
Oct. 31, 2000                                                    $11.04
Decrease                                                         $ 5.21

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 1.76
Total distributions                                              $ 1.76
Total return*                                                   -36.19%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                    $ 5.84
Oct. 31, 2000                                                    $11.05
Decrease                                                         $ 5.21

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 1.76
Total distributions                                              $ 1.76
Total return*                                                   -36.15%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                    $ 5.99
Oct. 31, 2000                                                    $11.19
Decrease                                                         $ 5.20

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 1.76
Total distributions                                              $ 1.76
Total return*                                                   -35.52%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5 AXP INTERNATIONAL FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                          Percent               Value
                                      (of net assets)   (as of Oct. 31, 2001)

GlaxoSmithKline (United Kingdom)            4.0%             $28,730,644
HSBC Holdings (United Kingdom)              3.7               26,884,180
UBS (Switzerland)                           3.3               23,665,479
Novartis (Switzerland)                      3.0               21,807,358
Vodafone Group (United Kingdom)             2.9               20,723,668
Total Fina ELF (France)                     2.8               20,568,853
BP (United Kingdom)                         2.6               18,909,998
StreetTRACKS MSCI Pan Euro ETF (France)     2.5               18,256,452
ENI (Italy)                                 2.5               18,055,160
British Sky Broadcasting Group
(United Kingdom)                            2.3               16,413,127

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 29.6% of net assets

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6 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.



* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7 AXP INTERNATIONAL FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP International Fund
(line chart)

$30,000



$20,000         Lipper International Funds Index
                                                                         $12,211
                                  MSCI EAFE Index         AXP International Fund
                                                                         Class A
   $9,425

  '91    '92    '93    '94    '95    '96     '97     '98     '99     '00     '01







Average Annual Total Returns (as of Oct. 31, 2001)

                1 year          5 years       10 years     Since inception

Class A        -39.40%          -3.39%         +2.02%             N/A
Class B        -38.30%          -3.11%           N/A            +0.63%*
Class C        -36.68%            N/A            N/A           -34.30%**
Class Y        -35.52%          -2.09%           N/A            +1.56%*

 * Inception date was March 20, 1995.

** Inception date was June 26, 2000.

Assumes: Holding period from 11/1/91 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $6,031. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index. In comparing AXP International Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15
Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Treasurer, Texaco Inc.
Texaco, Inc.                                                          since 1998. Prior to
2000 Westchester Avenue                                               that, director,
White Plains, NY 10650                                                International Operations
Born in 1944                                                          IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------


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9 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Independent Board Members (continued)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------


The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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10 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP International Fund (a series of AXP International Fund, Inc.) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001, and the financial highlights for each of the years in the five-year period ended October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP International Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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11 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Financial Statements

Statement of assets and liabilities
AXP International Fund

Oct. 31, 2001

Assets
Investments in securities, at value (Note 1)
   (identified cost $730,061,847)                                                                    $  694,388,363
Dividends and accrued interest receivable                                                                 1,506,630
Receivable for investment securities sold                                                                33,738,271
Capital shares receivable                                                                                     7,943
                                                                                                              -----
Total assets                                                                                            729,641,207
                                                                                                        -----------

Liabilities
Bank overdraft                                                                                            1,352,850
Capital shares payable                                                                                       18,542
Payable for investment securities purchased                                                               6,025,415
Accrued investment management services fee                                                                   15,750
Accrued distribution fee                                                                                      8,540
Accrued service fee                                                                                             203
Accrued transfer agency fee                                                                                   4,840
Accrued administrative services fee                                                                           1,118
Other accrued expenses                                                                                      196,806
                                                                                                            -------
Total liabilities                                                                                         7,624,064
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $  722,017,143
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,217,779
Additional paid-in capital                                                                            1,160,271,373
Undistributed net investment income                                                                       7,055,948
Accumulated net realized gain (loss) (Note 7)                                                          (410,734,610)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                          (35,793,347)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $  722,017,143
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  462,237,845
                                                            Class B                                  $  187,734,099
                                                            Class C                                  $    1,229,229
                                                            Class Y                                  $   70,815,970
Net asset value per share of outstanding capital stock:     Class A shares         77,527,751        $         5.96
                                                            Class B shares         32,209,875        $         5.83
                                                            Class C shares            210,594        $         5.84
                                                            Class Y shares         11,829,715        $         5.99
                                                                                   ----------        --------------

See accompanying notes to financial statements.

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12 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Statement of operations
AXP International Fund

Year ended Oct. 31, 2001

Investment income
Income:
Dividends                                                                                             $  11,727,163
Interest                                                                                                  2,959,186
   Less foreign taxes withheld                                                                           (1,140,962)
                                                                                                         ----------
Total income                                                                                             13,545,387
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        6,238,651
Distribution fee
   Class A                                                                                                1,588,078
   Class B                                                                                                2,894,928
   Class C                                                                                                    9,572
Transfer agency fee                                                                                       2,565,830
Incremental transfer agency fee
   Class A                                                                                                  172,332
   Class B                                                                                                  141,942
   Class C                                                                                                      460
Service fee -- Class Y                                                                                       84,402
Administrative services fees and expenses                                                                   541,114
Compensation of board members                                                                                13,760
Custodian fees                                                                                              323,622
Printing and postage                                                                                        246,118
Registration fees                                                                                           146,200
Audit fees                                                                                                   39,000
Other                                                                                                        13,124
                                                                                                             ------
Total expenses                                                                                           15,019,133
   Earnings credits on cash balances (Note 2)                                                               (65,073)
                                                                                                            -------
Total net expenses                                                                                       14,954,060
                                                                                                         ----------
Investment income (loss) -- net                                                                          (1,408,673)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (394,025,728)
   Foreign currency transactions                                                                          7,941,354
   Futures contracts                                                                                       (168,156)
                                                                                                           --------
Net realized gain (loss) on investments                                                                (386,252,530)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                          (62,774,469)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                  (449,026,999)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(450,435,672)
                                                                                                      =============

See accompanying notes to financial statements.

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13 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Statements of changes in net assets
AXP International Fund

Year ended Oct. 31,                                                                      2001                  2000

Operations and distributions
Investment income (loss) -- net                                                $   (1,408,673)       $   (1,172,795)
Net realized gain (loss) on investments                                          (386,252,530)          201,848,201
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                    (62,774,469)         (250,403,027)
                                                                                  -----------          ------------
Net increase (decrease) in net assets resulting from operations                  (450,435,672)          (49,727,621)
                                                                                 ------------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                               --            (9,407,751)
     Class B                                                                               --            (1,261,712)
     Class Y                                                                               --            (1,209,797)
   Net realized gain
     Class A                                                                     (129,019,832)         (146,309,147)
     Class B                                                                      (61,998,632)          (69,000,877)
     Class C                                                                         (110,647)                   --
     Class Y                                                                      (16,584,142)          (16,679,776)
                                                                                  -----------           -----------
Total distributions                                                              (207,713,253)         (243,869,060)
                                                                                 ------------          ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        307,561,136           503,734,348
   Class B shares                                                                  39,263,056           123,451,122
   Class C shares                                                                   1,321,518               558,299
   Class Y shares                                                                 120,973,721           159,043,822
Reinvestment of distributions at net asset value
   Class A shares                                                                 126,297,362           150,525,709
   Class B shares                                                                  61,316,935            69,539,025
   Class C shares                                                                     110,647                    --
   Class Y shares                                                                  16,584,142            17,889,573
Payments for redemptions
   Class A shares                                                                (442,897,552)         (490,201,509)
   Class B shares (Note 2)                                                       (121,707,482)         (119,483,208)
   Class C shares (Note 2)                                                           (186,050)                   --
   Class Y shares                                                                (127,942,381)         (140,149,347)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                 (19,304,948)          274,907,834
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                          (677,453,873)          (18,688,847)
Net assets at beginning of year                                                 1,399,471,016         1,418,159,863
                                                                                -------------         -------------
Net assets at end of year                                                      $  722,017,143        $1,399,471,016
                                                                               ==============        ==============
Undistributed net investment income                                            $    7,055,948        $           --
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP INTERNATIONAL FUND-- ANNUAL REPORT

Notes to Financial Statements

AXP International Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks and securities convertible into common stocks of foreign issuers.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 158 shares of capital stock at $12.68 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $8,464,621 and accumulated net realized loss has been increased by $22,358,836 resulting in a net reclassification adjustment to increase paid-in capital by $13,894,215.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $1,437,639 for the year ended Oct. 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

--------------------------------------------------------------------------------
17 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $807,928 for Class A, $162,145 for Class B, and $192 for Class C for the year ended Oct. 31, 2001.

During the year ended Oct. 31, 2001, the Fund's custodian and transfer agency fees were reduced by $65,073 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,872,000,840 and $3,016,494,897, respectively, for the year ended Oct. 31, 2001. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $236,181 for the year ended Oct. 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2001
                                             Class A          Class B            Class C         Class Y

Sold                                       41,089,305         5,063,360          176,912        16,483,631
Issued for reinvested distributions        14,737,032         7,271,530           13,110         1,930,716
Redeemed                                  (57,253,085)      (16,686,568)         (26,561)      (16,745,276)
                                          -----------       -----------          -------       -----------
Net increase (decrease)                    (1,426,748)       (4,351,678)         163,461         1,669,071
                                           ----------        ----------          -------         ---------

                                                               Year ended Oct. 31, 2000
                                             Class A          Class B           Class C*         Class Y

Sold                                       38,909,331         9,474,469           47,133        12,249,427
Issued for reinvested distributions        10,955,446         5,092,239               --         1,302,955
Redeemed                                  (37,889,148)       (9,339,260)              --       (10,829,314)
                                          -----------        ----------                        -----------
Net increase (decrease)                    11,975,629         5,227,448           47,133         2,723,068
                                           ----------         ---------           ------         ---------


* Inception date was June 26, 2000.

--------------------------------------------------------------------------------
18 AXP INTERNATIONAL FUND -- ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $1,100,000 at a weighted average interest rate of 3.80% for the period from Sept. 13, 2001 to Sept. 14, 2001.

6. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $400,603,192 as of Oct. 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19 AXP INTERNATIONAL FUND -- ANNUAL REPORT



8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2001         2000         1999         1998         1997

Net asset value, beginning of period                             $11.17       $13.45       $10.70       $10.57       $10.65

Income from investment operations:

Net investment income (loss)                                        .01          .02          .03          .03          .08

Net gains (losses) (both realized and unrealized)                 (3.46)         .04         2.91          .54          .53

Total from investment operations                                  (3.45)         .06         2.94          .57          .61

Less distributions:

Dividends from net investment income                                 --         (.14)        (.06)        (.11)        (.17)

Excess distributions from net investment income                      --           --           --         (.01)          --

Distributions from realized gains                                 (1.76)       (2.20)        (.13)        (.32)        (.52)

Total distributions                                               (1.76)       (2.34)        (.19)        (.44)        (.69)

Net asset value, end of period                                   $ 5.96       $11.17       $13.45       $10.70       $10.57

Ratios/supplemental data

Net assets, end of period (in millions)                            $462         $882         $901         $794         $858

Ratio of expenses to average daily net assets(c)                  1.28%        1.27%        1.30%        1.26%        1.18%

Ratio of net investment income (loss)
to average daily net assets                                        .07%         .14%         .27%         .52%         .86%

Portfolio turnover rate (excluding short-term securities)          303%         133%         100%          92%          87%

Total return(e)                                                 (35.71%)      (2.79%)      27.81%        5.54%        5.90%


Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2001         2000         1999         1998         1997

Net asset value, beginning of period                             $11.04       $13.32       $10.62       $10.50       $10.58

Income from investment operations:

Net investment income (loss)                                       (.07)        (.08)        (.04)         .03          .07

Net gains (losses) (both realized and unrealized)                 (3.38)         .04         2.87          .44          .46

Total from investment operations                                  (3.45)        (.04)        2.83          .47          .53

Less distributions:

Dividends from net investment income                                 --         (.04)          --         (.02)        (.09)

Excess distributions from net investment income                      --           --           --         (.01)          --

Distributions from realized gains                                 (1.76)       (2.20)        (.13)        (.32)        (.52)

Total distributions                                               (1.76)       (2.24)        (.13)        (.35)        (.61)

Net asset value, end of period                                   $ 5.83       $11.04       $13.32       $10.62       $10.50

Ratios/supplemental data

Net assets, end of period (in millions)                            $188         $403         $417         $376         $396

Ratio of expenses to average daily net assets(c)                  2.05%        2.03%        2.07%        2.02%        1.95%

Ratio of net investment income (loss)
to average daily net assets                                       (.70%)       (.62%)       (.49%)       (.23%)        .12%

Portfolio turnover rate (excluding short-term securities)          303%         133%         100%          92%          87%

Total return(e)                                                 (36.19%)      (3.51%)      26.85%        4.71%        5.09%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 AXP INTERNATIONAL FUND -- ANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2001       2000(b)

Net asset value, beginning of period                             $11.05       $12.43

Income from investment operations:

Net investment income (loss)                                       (.07)        (.04)

Net gains (losses) (both realized and unrealized)                 (3.38)       (1.34)

Total from investment operations                                  (3.45)       (1.38)

Less distributions:

Distributions from realized gains                                 (1.76)          --

Net asset value, end of period                                   $ 5.84       $11.05

Ratios/supplemental data

Net assets, end of period (in millions)                              $1          $--

Ratio of expenses to average daily net assets(c)                  2.05%        2.03%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.64%)       (.83%)(d)

Portfolio turnover rate (excluding short-term securities)          303%         133%

Total return(e)                                                 (36.15%)     (11.10%)



Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2001         2000         1999         1998         1997

Net asset value, beginning of period                             $11.19       $13.46       $10.70       $10.59       $10.67

Income from investment operations:

Net investment income (loss)                                        .02          .04          .05          .04          .08

Net gains (losses) (both realized and unrealized)                 (3.46)         .05         2.91          .52          .55

Total from investment operations                                  (3.44)         .09         2.96          .56          .63

Less distributions:

Dividends from net investment income                                 --         (.16)        (.07)        (.12)        (.19)

Excess distributions from net investment income                      --           --           --         (.01)          --

Distributions from realized gains                                 (1.76)       (2.20)        (.13)        (.32)        (.52)

Total distributions                                               (1.76)       (2.36)        (.20)        (.45)        (.71)

Net asset value, end of period                                   $ 5.99       $11.19       $13.46       $10.70       $10.59

Ratios/supplemental data

Net assets, end of period (in millions)                             $71         $114         $100          $70          $76

Ratio of expenses to average daily net assets(c)                  1.11%        1.10%        1.18%        1.18%        1.06%

Ratio of net investment income (loss)
to average daily net assets                                        .25%         .33%         .41%         .61%        1.03%

Portfolio turnover rate (excluding short-term securities)          303%         133%         100%          92%          87%

Total return(e)                                                 (35.52%)      (2.57%)      27.91%        5.59%        6.03%


Notes to the financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Investments in Securities

AXP International Fund

Oct. 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (96.2%)(c)

Issuer                                                Shares            Value(a)

Australia (2.5%)
Banks and savings & loans (1.0%)
Natl Australia Bank                                  483,292          $7,455,079

Financial services (--%)
Westfield Holdings                                    25,214             215,947

Metals (1.5%)
BHP Billiton                                       2,249,400          10,135,971

Denmark (0.8%)
Health care
Novo Nordisk Cl B                                    143,150           5,808,830

Finland (2.7%)
Communications equipment & services (1.7%)
Nokia                                                594,743          12,443,958

Paper & packaging (1.0%)
Stora Enso                                           602,596           7,327,233

France (12.9%)
Automotive & related (0.7%)
PSA Peugeot Citroen                                  118,479           4,818,137

Banks and savings & loans (2.0%)
BNP Paribas                                          172,289          14,338,692

Building materials & construction (2.0%)
Compagnie de Saint-Gobain                             22,135           3,080,265
Lafarge                                              126,332          11,230,795
Total                                                                 14,311,060

Energy (2.9%)
Total Fina ELF                                       146,388          20,568,853

Household products (2.0%)
Aventis                                              199,399          14,682,187

Indexes (2.5%)
StreetTRACKS MSCI Pan Euro ETF                       201,483(b)       18,256,452

Leisure time & entertainment (0.8%)
Accor                                                188,650           5,925,005

Germany (8.3%)
Automotive & related (0.4%)
Bayerische Motoren Werke                              89,520           2,659,198

Chemicals (0.6%)
BASF                                                 126,954           4,265,159

Computers & office equipment (0.6%)
SAP                                                   42,713           4,424,232

Insurance (3.3%)
Allianz                                               47,382          11,166,851
Muenchener Rueckversicherungs-Gesellschaft            47,030          12,411,452
Total                                                                 23,578,303

Utilities -- electric (1.7%)
E.On                                                 105,182           5,447,400
RWE                                                  179,565           7,083,955
Total                                                                 12,531,355

Utilities -- telephone (1.7%)
Deutsche Telekom                                     779,367          12,123,119

Italy (4.9%)
Banks and savings & loans (1.0%)
IntesaBci                                          3,113,381           7,290,975

Energy (2.5%)
ENI                                                1,440,065          18,055,160

Insurance (1.4%)
Assicurazioni Generali                               359,050           9,847,415

Japan (16.0%)
Automotive & related (2.5%)
Honda Motor                                          204,800           7,345,060
Nissan Motor                                         801,000           3,533,679
Toyota Motor                                         271,000           6,575,467
Total                                                                 17,454,206

Banks and savings & loans (2.1%)
Mitsui Fudosan                                       773,000           7,849,671
Orix                                                  83,900           7,340,950
Total                                                                 15,190,621

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Japan (cont.)
Chemicals (1.2%)
Sumitomo Chemical                                  2,296,000          $8,759,707

Computers & office equipment (1.1%)
Canon                                                268,000           7,794,453

Electronics (1.9%)
Hitachi                                            1,005,000           6,855,725
Nintendo                                              46,100           7,110,559
Total                                                                 13,966,284

Financial services (2.0%)
Nomura Holdings                                      939,000          12,350,722
Promise                                               27,000           1,746,987
Total                                                                 14,097,709

Furniture & appliances (0.9%)
Matsushita Electric Industrial                       569,000           6,740,329

Health care (0.6%)
Takeda Chemical Inds                                  89,000           4,311,670

Industrial equipment & services (0.5%)
Amada                                                875,000           3,953,066

Multi-industry conglomerates (0.5%)
Mitsubishi                                           503,000           3,854,532

Paper & packaging (0.6%)
OJI Paper                                            904,000           4,416,421

Transportation (1.0%)
East Japan Railway                                     1,265           7,368,531

Utilities -- telephone (1.1%)
NTT DoCoMo                                               561           7,608,023

Mexico (0.6%)
Communications equipment & services
America Movil ADR Cl L                               281,856           4,227,840

Netherlands (3.3%)
Energy (0.5%)
Royal Dutch Petroleum                                 72,604           3,694,784

Industrial equipment & services (0.9%)
Koninklijke (Royal) Philips Electronics              297,163           6,755,602

Insurance (1.9%)
Aegon                                                221,096           5,556,037
Fortis                                               124,676           2,953,375
ING Groep                                            199,425           4,975,530
Total                                                                 13,484,942

Portugal (0.1%)
Miscellaneous
Portugal Telecom                                      97,753             860,226

Scotland (1.6%)
Banks and savings & loans
Royal Bank of Scotland Group                         486,203          11,631,549

Spain (1.7%)
Banks and savings & loans (0.8%)
Banco Santander Central Hispano                      761,844           5,866,947

Utilities -- telephone (0.9%)
Telefonica                                           526,937           6,331,324

Switzerland (8.6%)
Banks and savings & loans (3.3%)
UBS                                                  508,800          23,665,479

Electronics (1.2%)
STMicroelectronics                                   304,084           8,600,094

Food (1.1%)
Nestle                                                38,045           7,898,374

Health care (3.0%)
Novartis                                             582,326          21,807,358

United Kingdom (32.2%)
Aerospace & defense (1.0%)
Logica                                               677,683           7,332,525

Banks and savings & loans (6.3%)
Barclays                                             373,696          11,249,749
HSBC Holdings                                      2,453,350          26,884,180
Lloyds TSB Group                                     784,008           7,912,869
Total                                                                 46,046,798

Beverages & tobacco (1.2%)
British American Tobacco                             994,427           8,677,172

Communications equipment & services (4.0%)
GlaxoSmithKline                                    1,067,873          28,730,644

Energy (2.6%)
BP                                                 2,342,850          18,909,998

Insurance (1.4%)
CGNU                                                 819,038           9,826,798

Leisure time & entertainment (0.5%)
EMI Group                                            896,016           3,632,325

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (cont.)
Media (3.5%)
British Sky Broadcasting Group                     1,465,705(b)      $16,413,127
WPP Group                                          1,004,790           9,096,382
Total                                                                 25,509,509

Metals (2.3%)
Rio Tinto                                          1,010,640          16,402,675

Miscellaneous (1.1%)
Boots                                                533,061           4,690,146
HBOS                                                 311,715           3,513,285
Total                                                                  8,203,431

Multi-industry conglomerates (0.8%)
Rentokil Initial                                   1,509,094           5,431,822

Retail (3.6%)
Marks & Spencer                                    2,704,182          11,286,826
Next                                                 188,411           2,381,113
Tesco                                              3,465,251          12,220,824
Total                                                                 25,888,763

Utilities -- electric (0.9%)
Innogy Holdings                                    2,152,431           6,401,424

Utilities -- telephone (3.0%)
British Telecommunications                           250,628           1,268,420
Vodafone Group                                     8,962,218          20,723,668
Total                                                                 21,992,088

Total common stocks
(Cost: $730,061,847)                                                $694,388,363

Total investments in securities
(Cost: $730,061,847)(e)                                             $694,388,363


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Negligible market value.

(e) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $740,356,283 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                        $ 11,135,413

    Unrealized depreciation                                         (57,103,333)
                                                                     -----------
    Net unrealized depreciation                                    $(45,967,920)
                                                                    ------------

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24 AXP INTERNATIONAL FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP International Fund
Fiscal year ended Oct. 31, 2001

Class A

Capital gain distribution taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 21, 2000                                                           $1.75655
Total distributions                                                     $1.75655

Class B

Capital gain distribution taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 21, 2000                                                           $1.75655
Total distributions                                                     $1.75655

Class C

Capital gain distribution taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 21, 2000                                                           $1.75655
Total distributions                                                     $1.75655

Class Y

Capital gain distribution taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 21, 2000                                                           $1.75655
Total distributions                                                     $1.75655

--------------------------------------------------------------------------------
25 AXP INTERNATIONAL FUND -- ANNUAL REPORT

AXP International Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INIFX    Class B: IWWGX
Class C: N/A      Class Y: IDIYX

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6140 W (12/01)